                                                                EXHIBIT 10(r)




                           WAIVER AND AMENDMENT NO. 1
                         TO LOAN AND SECURITY AGREEMENT


         This Waiver and Amendment No. 1 to Loan and Security Agreement (this "Amendment") is dated as of the 10th day of September, 1998 and is by and among Heller Financial, Inc., as a Lender and as Collateral Agent (the "Collateral Agent") and Documentation Agent (the "Documentation Agent") for the Lenders, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as a Lender and as Administrative Agent (the "Administrative Agent") for the Lenders, Harris Trust and Savings Bank, as a Lender and as Co-Agent (the "Co-Agent") for the Lenders, the other Lenders party thereto and Thorn Apple Valley, Inc., as Borrower ("Borrower").

                              W I T N E S S E T H:

         WHEREAS, Borrower, Collateral Agent, Documentation Agent, Administrative Agent, Co-Agent and the Lenders signatory thereto from time to time are parties to that certain Loan and Security Agreement dated as of April 16, 1998 (as amended or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement), pursuant to which Agents and Lenders agreed to provide certain loans and other financial accommodations to Borrower;

         WHEREAS, Borrower has advised Agents and Lenders that Borrower is (i) in breach of subsection 6.4 (Fixed Charge Coverage) of the Loan Agreement for failure to maintain the required minimum Fixed Charge Coverage as of the last Fiscal Period of the 1998 Fiscal Year and (ii) in breach of subsection 6.5 (Availability) of the Loan Agreement for failure to maintain the required Excess Availability as of the last day of each week prior to the date hereof;

         WHEREAS, such breaches constitute Events of Default under subsection 8.1(C) of the Loan Agreement (collectively, the "Existing Event of Default");

         WHEREAS, the Existing Events of Default remain in existence as of the date hereof;

         WHEREAS, Borrower has requested that Requisite Lenders agree to waive the Existing Events of Default;

         WHEREAS, in connection with such waiver, Borrower has agreed with Requisite Lenders to (a) make a $5,000,000 prepayment of the Term Loan,
(b) amend the Loan Agreement to make a $15,000,000 reduction in the Revolving Loan Limit, the Revolving Loan Commitment of each Lender and the aggregate Revolving Loan Commitments of all Requisite Lenders, (c) amend the Loan Agreement to change the maturity date thereof, and (d) otherwise amend the Loan Agreement in certain respects, as more fully set forth herein;

         WHEREAS, Requisite Lenders have agreed to such waivers and amendments on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Requisite Lenders and Borrower hereby agree as follows:

         1. Waiver of Existing Events of Default. Requisite Lenders hereby waive the Existing Events of Default and further waive any rights of Lenders and Agents under the Loan Agreement, the other Loan Documents and applicable law in respect of the Existing Events of Default. Other than as specifically described herein, the waiver contained herein shall not constitute a consent to any departure from, or the waiver of any breach of, or Default or Event of Default under, the Loan Agreement or any other Loan Document, or of any rights that any Lender or any Agent may have under the Loan Agreement, any other Loan Document or applicable law with respect thereto, all of which rights are expressly reserved hereby.

         2. Amendments to Loan Agreement. In reliance on the representations and warranties set forth in Section 4 of this Amendment, the Loan Agreement is hereby amended as follows:

         (a) Subsection 1.1 of the Loan Agreement is hereby amended, as follows:

         (i) The first clause of the definition of the term "Applicable Non-Use Fee Margin" up to, but not including the proviso, is hereby amended and restated in its entirety, as follows:

             "'Applicable Non-Use Fee Margin' means a rate equal to one-half of one percent (0.50%);"

         (ii) The first two clauses of the definition of the term "Applicable Revolving Loan Margin" up to, but not including the proviso, are hereby amended and restated in their entirety, as follows:

             "'Applicable Revolving Loan Margin' means (a) with respect to Base Rate Revolving Loans, a rate equal to one-half of one percent (0.50%) and (b) with respect to LIBOR Revolving Loans, a rate equal to three percent (3.00%);"

         (iii) The first two clauses of the definition of the term "Applicable Term Loan Margin" up to, but not including the proviso, are hereby amended and restated in their entirety, as follows:

         "'Applicable Term Loan Margin' means (a) with respect to Base Rate Term Loans, a rate equal to one percent (1.00%) and (b) with respect to LIBOR Term Loans, a rate equal to three and one-quarter percent (3.25%);"

      (iv) The definition of the term "Revolving Loan Limit" is hereby amended and restated in its entirety, as follows:

         "'Revolving Loan Limit' means an amount equal to (a) $70,000,000 during the period from February 1 to and including August 1 of each year and
      (b) $80,000,000 at all other times."

      (v) The definition of the term "Subordinated Debt" is hereby amended by
(A) deleting the word "and" immediately prior to clause (c) thereof and
(B) inserting the following immediately after clause (c) and immediately before the period:

       "; and (d) all Indebtedness owing by Borrower under a certain 6-1/2% Convertible Debenture dated September 10, 1998 executed by Borrower in favor of IBP, Inc. (the "IBP Debenture")"

       (b) Subsection 2.1(E) of the Loan Agreement is hereby amended by inserting the following at the end thereof:

       "The Revolving Notes and the Term Notes, each dated as of June 1, 1998 and each executed by Borrower in favor of a Lender, shall continue to evidence the Revolving Loans and the Term Loans, respectively, owing to such Lender, notwithstanding (i) the $5,000,000 prepayment of the Term Loans made by Borrower on September 11, 1998 (the "Term Loan Prepayment") or (ii) the $15,000,000 reduction in each of the Revolving Loan Limit, the Revolving Loan Commitment of each Lender and the aggregate Revolving Loan Commitments of all Lenders on September 11, 1998 (the "Revolving Loan Reduction")."

       (c) New subsections 2.3(G) and (H) are hereby inserted into the Loan Agreement, as follows:

       "(G) Restructuring Fee.

            Borrower shall pay to Collateral Agent, for the benefit of Lenders, a fee (the "Restructuring Fee") in connection with that certain Waiver and Amendment No. 1 to Loan and Security Agreement dated as of September 10, 1998 (the "Amendment"), equal to $750,000, of which (i) $375,000 shall be due and payable, and shall be deemed fully earned, on the date of execution of the Amendment and (ii) $375,000 shall be due and payable, and shall be deemed fully earned, on February 1, 1999, unless the Obligations have been repaid in full and the Loan Agreement terminated prior to such date.

       (H) Special Fees.

           Borrower shall pay to Collateral Agent, for the benefit of Lenders, additional special fees (collectively, the "Special Fees") in the amounts set forth below for each date set forth below, which Special Fees shall be deemed earned on the applicable date set forth below:

         Payment Date               Special Fee           Date Earned
       April 30, 1999                $500,000            June 30, 1999
       June 30, 1999                $1,000,000           August 31, 1999
       August 31, 1999              $1,500,000           August 31, 1999


       At Borrower's option, exercised at the payment date of each Special Fee, each Special Fee shall be payable in cash, through the issuance by Borrower of warrants for the purchase of nonvoting common stock of Borrower (collectively, the "Warrants") or through a combination of cash and Warrants. If Borrower elects to make all or any portion of any Special Fee payment through the issuance of Warrants, such Warrants shall be (i) exerciseable for the number of shares of Borrower's nonvoting common stock which, when multiplied by the "Determination Price" (as defined in the Warrant), equals the non-cash portion of the applicable Special Fee payment, (ii) issued by Borrower to the individual Lenders in proportion to their respective Pro Rata Shares and delivered by Borrower to Collateral Agent, on behalf of Lenders, (iii) in the form attached hereto as Exhibit J and (iv) by their terms, exerciseable by the holder thereof only on or after the date that the applicable Special Fee is deemed earned, as set forth above. Notwithstanding the foregoing, Borrower shall not be entitled to opt to issue Warrants in respect of any Special Fee to the extent that any Lender is unable to hold or receive the applicable Warrant because of regulatory constraints applicable to such Lender, whether under the Bank Holding Company Act or otherwise. All cash paid to Collateral Agent hereunder shall be held by Collateral Agent as cash Collateral for the Obligations until such time as such cash is deemed earned hereunder; all Warrants delivered to Collateral Agent hereunder shall be held by Collateral Agent for the benefit of Lenders until deemed earned hereunder. If the Obligations are repaid in full and the Loan Agreement terminated prior to the date that a Special Fee that has been delivered to Collateral Agent is deemed to have been earned, Collateral Agent will promptly return such Special Fee to Borrower (and, in the case of any applicable Warrants, such Warrant shall be cancelled)."

       (d) The first three sentences of subsection 2.5 of the Loan Agreement are hereby amended and restated in their entirety, as follows:

             "This Agreement shall be effective until August 31, 1999 (the "Original Term")."

       (e) Subsection 6.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:


       "6.1 Net Worth.

             Borrower shall maintain (a) as of the last day of the first Fiscal Quarter of the 1999 Fiscal year, Net Worth of at least $25,000,000 (the "Base Net Worth") and (b) as of the last day of the second Fiscal Quarter of the 1999 Fiscal Year and the last day of such Fiscal Quarter thereafter, Net Worth of at least the sum of (i) the Base Net Worth plus
       (ii) fifty percent (50%) of positive Net Income (if any) for each complete Fiscal Quarter after the first Fiscal Quarter of the 1999 Fiscal Year. The foregoing computation shall not take into account any negative Net Income for any Fiscal Quarter."

       (f) Subsection 6.2 of the Loan Agreement is hereby amended and restated in its entirety, as follows:


       "6.2 Intentionally omitted."

       (g) The table contained in subsection 6.4 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

       "Period                                              Ratio
       Fiscal Periods 1-4 in  1999 Fiscal Year             0.75:1.0
       Fiscal Periods 1-7 in 1999 Fiscal Year              1.00:1.0
       Fiscal Periods 1-10 in 1999 Fiscal Year             1.00:1.0
       13 consecutive Fiscal Periods ending on the
       last day of 1999 Fiscal Year                        1.00:1.0

       (h) Subsection 7.1 of the Loan Agreement is hereby amended by
(i) deleting the word "and" immediately prior to clause (h) thereof and
(ii) inserting the following immediately after clause (h) thereof and immediately before the period:

       "; and (i) Subordinated Debt of up to $10,000,000 owing by Borrower to IBP, Inc. in respect of the IBP Debenture."

       (i) Clause (b) of subsection 7.5 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

           "(b) Borrower may make payments on the Subordinated Debt
       (i) evidenced by the Indenture, in accordance with the terms of the subordination provisions contained in the Indenture (as it exists on the date hereof), (ii) evidenced by the IBP Debenture, in accordance with the terms of the certain Subordination Agreement dated as of September 10, 1998 between IBP, Inc. and Collateral Agent and (iii) evidenced by any agreement other than the Indenture or the IBP Debenture, in accordance with the terms of any subordination agreement or other subordination provisions relating thereto, as applicable."

       (j) A new clause (S) is hereby inserted in subsection 8.1 of the Loan Agreement, as follows:

           "(s)     Repayment Event.

            The occurrence of a "Repayment Event" pursuant to, and as defined in the IBP Debenture."

       (k) The first sentence of subsection 9.1(E) of the Loan Agreement is hereby amended by inserting the following at the end thereof, immediately before the period:

       "; and provided further, that no Lender shall be liable for any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements unless either (i) the applicable Agent has requested reimbursement by Borrower in respect of such amounts and Borrower has failed to reimburse such Agent within 30 days after such request or (ii) Borrower is not required, pursuant to the terms of the Loan Agreement and the other Loan Documents, to reimburse such Agent in respect of such amounts."

       (l) Clause (vi) of subsection 9.4(A) of the Loan Agreement is hereby amended by inserting the following at the end thereof, immediately before the semi-colon:

       ", or amend any of the definitions used in the definition of Borrowing Base, other than a reduction of the percentage used in the definition of Applicable Eligible Meat Inventory Percentage;"

       (m) The Commitments of each Lender contained on the signature pages to the Loan Agreement are hereby amended and restated in their entirety, as follows:

                                 "COOPERATIEVE CENTRALE
                                 RAIFFEISEN-BOERENLEENBANK B.A.,
                                 "RABOBANK NEDERLAND", NEW YORK
                                 BRANCH

                                 Revolving Loan Commitment:      $12,026,250

                                 Term Loan Commitment:           $10,522,750
                                 Total Commitments:              $22,549,000


                                 HELLER FINANCIAL, INC.

                                 Revolving Loan Commitment:      $14,313,700
                                 Term Loan Commitment:           $12,524,500
                                 Total Commitments:              $26,838,200


                                 COMERICA BANK, N.A.

                                 Revolving Loan Commitment:      $ 9,411,500
                                 Term Loan Commitment:           $ 8,235,500
                                 Total Commitments:              $17,647,000


                                 SANWA BUSINESS
                                 CREDIT CORPORATION

                                 Revolving Loan Commitment:     $  9,673,250
                                 Term Loan Commitment:          $  8,464,150
                                 Total Commitments:             $ 18,137,400


                                 HARRIS TRUST AND SAVINGS BANK

                                 Revolving Loan Commitment      $ 12,222,200
                                 Term Loan Commitment:          $ 10,694,400
                                 Total Commitments              $ 22,916,600


                                 NATIONAL CITY BANK

                                 Revolving Loan Commitment:     $  4,706,200
                                 Term Loan Commitment:          $  4,117,400
                                 Total Commitments:             $  8,823,600


                                 OLD KENT BANK & TRUST COMPANY

                                 Revolving Loan Commitment:     $  3,529,200

                                 Term Loan Commitment:          $  3,088,400
                                 Total Commitments:             $  6,617,600


                                 TRANSAMERICA BUSINESS CREDIT
                                   CORPORATION

                                 Revolving Loan Commitment:     $  4,706,200
                                 Term Loan Commitment:          $  4,117,400
                                 Total Commitments:             $  8,823,600


                                 FIRST SOURCE FINANCIAL, INC.

                                 Revolving Loan Commitment:     $  9,411,500
                                 Term Loan Commitment:          $  8,235,500
                                 Total Commitments:             $ 17,647,000"

       (n) A new Exhibit J-Form of Warrant for Special Fees is added to the Loan Agreement in the form attached hereto as Exhibit J.

       3. References; Effectiveness. Requisite Lenders and Borrower hereby agree that all references to the Loan Agreement which are contained in any of the other "Loan Documents " (as that term is defined in the Loan Agreement) shall refer to the Loan Agreement as amended by this Amendment.

       4. Representations and Warranties. To induce Requisite Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agents and Lenders that:

       (a) The execution, delivery and performance by Borrower of this Amendment are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to Borrower, the articles of incorporation and by-laws of Borrower, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon Borrower or any of its property;

       (b) Each of the Loan Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their terms;

       (c) The representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof;

       (d) Borrower has performed all of its obligations under the Loan Agreement and the Loan Documents to be performed by it on or before the date hereof and, as of the date hereof, Borrower is in compliance with all applicable terms and provisions of the Loan Agreement and each of the Loan Documents to be observed and performed by it and no event of default or other event which, upon notice or lapse of time or both, would constitute an event of default has occurred.

       5. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

       6. Continued Effectiveness. Except as amended hereby, the Loan Agreement and each of the Loan Documents shall continue in full force and effect according to its terms.

       7. Costs and Expenses. Borrower hereby agrees that all expenses incurred by each Agent in connection with the preparation, negotiation and closing of the transactions contemplated hereby, including, without limitation, reasonable attorneys' fees and expenses, shall be part of the Obligations.

       8. Conditions to Effectiveness. This Amendment shall be effective immediately upon the completion of the following conditions, each in a manner satisfactory to each Agent:

       (a) delivery to Documentation Agent of this Amendment, executed by Borrower and Requisite Lenders and accepted by each Corporate Guarantor;

       (b) delivery to Documentation Agent of amendments to the Mortgages on file in Forrest City, Arkansas; Shreveport, Louisiana; Detroit, Michigan; Grand Rapids, Michigan; Walker, Michigan; Holly Ridge, North Carolina and Ponca City, Oklahoma, executed by Borrower, reflecting the change in the maturity date of the Obligations, all in form and substance satisfactory to each Agent;

       (c) receipt by Documentation Agent of copies of the fully executed IBP Debenture, the Supply Agreement between IBP, inc. and Borrower, the Settlement Agreement between IBP, inc. and Borrower and all related agreements, instruments and documents, all in form and substance satisfactory to each Agent;

       (d) receipt by Documentation Agent of a subordination agreement executed by IBP, inc. in favor of Collateral Agent, in form and substance satisfactory to each Agent;

       (e) receipt by Collateral Agent of $10,000,000 cash proceeds of Subordinated Debt loaned by IBP, inc. to Borrower pursuant to the IBP Debenture, and application of (i) $5,000,000 of such proceeds to installments of the Term Loan, in the inverse order of their maturity and (ii) $5,000,000 of such proceeds to the Revolving Loans;

       (f) receipt by Collateral Agent of the $375,000 portion of the Restructuring Fee due and payable on the effective date of this Amendment;

       (g) delivery to Documentation Agent of a certified copy of resolutions of the board of directors of Borrower, authorizing the execution of the Amendment and the other documents and agreements described herein;

       (h) receipt by Collateral Agent of a certificate of Borrower's good standing in the State of Michigan, certified as of a recent date; and

       (i) delivery to Documentation Agent of an executed legal opinion of Honigman, Miller, Schwartz and Cohn addressed to Agents and Lenders and relating to the Amendment and related transactions, in form and substance satisfactory to each Agent.

       IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

                  HELLER FINANCIAL, INC.,
                  as a Lender and as Collateral Agent and as Documentation Agent for the Lenders



                  By   /s/ Ronald E. Little
                    -----------------------------------------------------------

                  Its  Vice President
                     ----------------------------------------------------------

                  COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland", New York Branch, as a Lender and as Administrative Agent for the Lenders


                  By   /s/ Robert B. Benoit
                    ------------------------------------------------------------

                  Its  Senior V.P.
                     -----------------------------------------------------------

                  By   /s/ Leigh R. Reed
                    ------------------------------------------------------------

                  Its  V.P.
                     -----------------------------------------------------------

                  HARRIS TRUST AND SAVINGS BANK, as a Lender and as Co-Agent for the Lenders


                  By   /s/ Greg Hennenfent
                    ------------------------------------------------------------

                  Its  V.P.
                     -----------------------------------------------------------

                  COMERICA BANK, N.A., as a Lender


                  By
                    ------------------------------------------------------------
                  Its
                     -----------------------------------------------------------

                  SANWA BUSINESS CREDIT CORPORATION, as a Lender


                  By   /s/ Michael J. Coe
                    ------------------------------------------------------------

                  Its  First V.P.
                     -----------------------------------------------------------

                  NATIONAL CITY BANK, as a Lender


                  By
                    ------------------------------------------------------------

                  Its
                     -----------------------------------------------------------

                  OLD KENT BANK AND TRUST COMPANY, as a Lender


                  By
                    ------------------------------------------------------------

                  Its
                     -----------------------------------------------------------

                  TRANSAMERICA BUSINESS CREDIT CORPORATION, as a Lender


                  By
                    ------------------------------------------------------------

                  Its
                     -----------------------------------------------------------

                  FIRST SOURCE FINANCIAL LLP, as a Lender

                  By  First Source Financial, Inc.
                  Its Agent/Manager


                  By   /s/ John P. Thacker
                    ------------------------------------------------------------
                  Its  Senior V.P.
                     -----------------------------------------------------------

                  THORN APPLE VALLEY, INC., as Borrower


                  By   /s/ Louis Glazier
                    ------------------------------------------------------------

                  Its  Executive Vice President
                     -----------------------------------------------------------

              Acknowledgment and Acceptance of Corporate Guarantors

       Each of the undersigned, in its capacity as a Corporate Guarantor of the Obligations of Borrower to Agents and Lenders under the Loan Agreement pursuant to a certain Master Guaranty of Payment dated as of April 16, 1998 (the "Guaranty"), hereby acknowledges receipt of the foregoing Amendment, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Guaranty and agrees that the Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.

                                 Dated:  September 10, 1998

                  COAST REFRIGERATED TRUCKING CO., INC.


                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------

                  CAVANAUGH LAKEVIEW FARMS, LTD.


                   By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------

                  CROWN WEST, INC.

                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------

                  FREDERICK HOLDINGS, INC.

                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------


                  GUNSBERG CORNED BEEF COMPANY

                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------

                  MILLERS TRANSPORT INC.

                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------


                  NATIONAL FOOD EXPRESS, INC.

                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------


                  PONCA HOLDINGS, INC.

                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------


                  THORN APPLE VALLEY FOREIGN SALES CORPORATION

                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------


                  THORN APPLE VALLEY  HOLDINGS OF INDIANA, INC.

                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------


                  TILLMAN HOLDINGS, INC.

                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------


                  TRI-MILLER PACKING CO.

                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------

                  TRI-MILLER TRANSPORTATION COMPANY

                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------


                  TAV BRANDS, INC.

                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------


                  TAV SWINE BUYING STATIONS, INC.

                  By     Ronald D. Risher
                    ---------------------------------------------------
                  Its    V.P. and Controller
                     --------------------------------------------------

                                    EXHIBIT J

                        Form of Warrant for Special Fees

                                    Attached.

                                                                       EXHIBIT J

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. THE EXERCISE OF THIS WARRANT IS SUBJECT TO COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                            THORN APPLE VALLEY, INC.
              WARRANT TO PURCHASE _______ NON-VOTING COMMON SHARES

         THIS CERTIFIES THAT, for value received, ____________________ (the "Holder") is entitled to subscribe for and purchase _______ of the fully paid and nonassessable non-voting common shares (as adjusted pursuant to Section 2 hereof, the "Shares") of Thorn Apple Valley, Inc., a Michigan corporation (the "Company"), at the price of $0.01 per Share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 2 hereof, is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. Any permitted assignee of this Warrant, by acceptance hereof assumes and agrees to the rights and restrictions set forth herein.

         1. Term. This Warrant is issued on _________________ (the "Issue Date"). The purchase right represented by this Warrant is exercisable in whole or in part, at any time and from time to time, from ________________ (the "Effective Date") through the date that is ten (10) years after the Effective Date.

         2. Adjustment of Warrant Price and Number of Shares. The Warrant Price and the number of Shares issuable upon the exercise of this Warrant shall be subject to adjustment from time to time, and the Company agrees to provide notice upon the happening of certain events as follows:

                  (a) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter permit the Holder to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If shares of the class of the Company's capital stock for which this Warrant is being exercised are subdivided or combined into a greater or smaller number of shares, the Warrant Price and the Determination Price (as defined below) shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of such class to be outstanding immediately after such event bears to the total number of shares of such class outstanding immediately prior to such event.

                  (b) Adjustment for Dividends in Shares. In case at any time or from time to time on or after the Issue Date the holders of the common shares of the Company (or any other shares or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional shares of the Company by way of dividend, then and in each case, the Holder shall, upon the exercise hereof, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional shares of the Company which such Holder would hold on the date of such exercise had it been the holder of record of such Shares on the Issue Date and had thereafter, during the period from the Issue Date to and including the date of such exercise, retained such shares and/or all other additional shares receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraphs (a) and (b) of this Section 2.

                  (c) Adjustment for Certain Issuances. If the Company shall, at any time or from time to time prior to the expiration date of this Warrant, (i) issue any common shares and the consideration received by the Company shall be less than $7.50 per common share (as adjusted from time to time as set forth herein, the "Determination Price"), or (ii) issue any securities which by their terms are convertible into or exchangeable for common shares of the Company (herein "Convertible Securities") or represent the right to purchase common shares or Convertible Securities and the sum of the consideration per common share receivable upon conversion or exchange of such Convertible Securities or upon exercise of such purchase rights, plus the consideration per share received by the Company upon the issuance of such Convertible Securities or purchase rights, shall be less than the Determination Price at the date of issuance, the aggregate exercise price of this Warrant shall remain unchanged but the number of Shares receivable upon the exercise of this Warrant shall be increased as follows: the number of shares receivable upon the exercise of this Warrant immediately prior to the issue of such common shares (or such Convertible Securities or purchase rights, as the case may be) shall be multiplied by a fraction, of which (x) the numerator shall be the number of common shares (on a fully diluted basis assuming the exercise of all warrants or options to purchase common shares and the conversion of all Convertible Securities) outstanding immediately prior to such issue plus the number of common shares issued (or the maximum number of common shares issuable upon conversion or exchange of such Convertible Securities or exercise of such purchase rights at their initial conversion, exchange or exercise price or rate, as the case may be), and of which (y) the denominator shall be the number of common shares outstanding immediately prior to such issue (on a fully diluted basis assuming the exercise of all warrants or options to purchase common shares and the conversion of all Convertible Securities) plus the number of common shares which the aggregate consideration received by the Company upon the issuance of such common shares (or the aggregate consideration received by the Company upon the issuance of such Convertible Securities or purchase rights plus the aggregate consideration receivable upon exercise of all such Convertible Securities or purchase rights, as the case may be) would purchase at the Determination Price. If the Company issues any common shares or issues any Convertible Securities or rights to purchase common shares or Convertible Securities for a consideration per share less than the Determination Price, then the Determination Price shall be adjusted by multiplying the then-current Determination Price by a fraction, the numerator of which is the number of common shares for which this Warrant could be exercised immediately prior to such issuance and the denominator of which is the number of common shares for which this Warrant could be exercised immediately following such issuance.

                  (d) Certificate of Adjustment. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, upon the request of the Holder, the Company shall promptly deliver to the Holder a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

         3. No Shareholder Rights. This Warrant, by itself as distinguished from the Shares purchasable hereunder, shall not entitle the Holder to any of the rights of a shareholder of the Company.

         4. Authorization and Reservation of Stock. The Company will reserve from its authorized and unissued non-voting common shares a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing certificates to execute and issue the necessary certificates for the Shares upon the exercise of this Warrant.

         5. Exercise of Warrant; Net Exercise.

                  (a) Exercise of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant may be exercised in whole or in part by the Holder at any time by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement attached hereto as Exhibits A and B, respectively, duly completed and executed, at the principal office of the Treasurer of the Company, accompanied by payment in full of the Warrant Price in cash or by check with respect to the Shares being purchased (except with respect to any purchase in accordance with Section 5(b) below). This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of such Shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full common shares issuable upon such exercise. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new warrant for the number of the Shares as to which this Warrant was not exercised.

                  (b) Net Exercise. In lieu of exercising this Warrant or any portion thereof and paying the exercise price by cash or check, the Holder shall have the right to convert this Warrant or any portion thereof into the number of Shares to be computed using the following formula:

                                X = (P) (Y) (A-B)
                                    -------------
                                         A

where X = the number of Shares to be issued to the Holder for the portion of this Warrant being converted,

      P = the portion of this Warrant being converted (expressed as a decimal),

      Y = the total number of Shares issuable upon exercise of this Warrant in full,

      A = the closing price of one common share as reported by the New
          York Stock Exchange on the date of exercise of this Warrant, and

      B = the exercise price of the Shares on the date of receipt by the Company of the notice of conversion.

Upon such conversion, the portion of this Warrant represented by the variable "P" above shall be cancelled.

                  (c) Fractional Shares. No fractional common shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the common shares on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

         6.  Registration Rights.

         6.1 Registration Obligations. The securities entitled to the benefit of this Section 6 are the Shares acquired by the Holder upon exercise of this Warrant and owned by the Holder following conversion as provided in the next sentence of this Section 6.1 (the "Registerable Shares"). Upon the exercise of this Warrant, the non-voting common shares shall be convertible, on a one-for-one basis, into voting common shares of the Company for purposes of the Registration Rights granted to the Holder under this Section 6. Upon any request of the Holder, the Company shall file a "shelf" registration statement under the Securities Act to register any or all of the Holder's Registerable Shares under the Securities Act of 1933, as amended (the "Securities Act"). The Company will pay all registration expenses in connection with any requested registration of Registerable Shares under this Section 6. The registration expenses referred to in the preceding sentence include the fees and expenses of counsel to the Company and of the Company's accountants, the costs and expenses incident to the preparation, printing and filing by the Company of the registration statement (including the financial statements included in, and all amendments and exhibits to, the registration statement), the preliminary prospectus and the final prospectus and any amendment or supplement to any of the foregoing, the filing fees of the Securities and Exchange Commission (the "SEC"), the National Association of Securities Dealers, Inc., and of any state securities or blue sky authorities, the fees and expenses of counsel in connection with the qualification of the securities under state securities or blue sky laws, any fees relating to the listing of the securities on the National Association of Securities Dealers, Inc. Automated Quotation System or in any other market in which the Company's securities are traded, the cost of printing certificates representing the securities being offered, and any fees of the transfer agent. The Holder shall be solely responsible for any underwriting discounts or commissions applicable to the Holder's securities sold in the offering.

         6.2 Registration Procedures. If and whenever the Company is requested to effect the registration of any Registerable Shares under the Securities Act as provided in Section 6.1, the Company will promptly:

                  (a) prepare and file with the SEC a registration statement with respect to such Registerable Securities and use its reasonable efforts to cause such registration statement to become effective;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in such registration statement;

                  (c) furnish to the Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Holder may reasonably request in order to facilitate the disposition of the Registerable Shares owned by the Holder;

                  (d) use its reasonable efforts to register or qualify such securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Registerable Shares owned by the Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to consent to general service of process in any such jurisdiction;

                  (e) notify the Holder of Registerable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, is known by the Company to include an untrue statement of material fact or to omit to state any material fact required to be stated therein or necessary to make statements therein not misleading in the light of the circumstances then existing (provided that the period during which such a condition may occur shall not be permitted by the Company to persist for longer than 30 days nor shall two or more such periods be permitted by the Company to persist for an aggregate of longer than 60 days during any year of the term of such registration), and prepare and furnish to the Holder a reasonable number of copies of a supplement to, or an amendment of, such prospectus as may be necessary so that, as delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) advise the Holder as to the time when such registration statement becomes effective and as to the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the institution of any proceedings for that purpose, and use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued; and

                  (g) indemnify and hold harmless the Holder, and any underwriter or broker in respect thereto, or any controlling person of the Holder or any such underwriter or broker, against any losses, claims, damages or liabilities, joint or several, to which the Holder or such underwriter, broker or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the registration statement, the prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Holder and each such underwriter, broker or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action (provided, however, that the Company will not be liable to the Holder (or to a controlling person of the Holder) in any case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such document or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Holder specifically for use therein), and provide the Holder with customary contribution in the event that such indemnification shall be unavailable for any reason.

     The Company may require the Holder to furnish to the Company information regarding the Holder and the distribution of the Registerable Securities as the Company may from time to time reasonably request.

         7. No Transfer of Warrant. This Warrant may not be assigned, sold, pledged, hypothecated or otherwise transferred unless and until the Holder hereof provides the Company with an opinion of counsel satisfactory to the Company and the Company's counsel that appropriate action necessary for compliance with all applicable federal and state securities laws has been taken or an exemption from the requirements of such securities laws is available and that such transfer will not violate any of such securities laws.

         8. Miscellaneous. This Warrant shall be governed by the internal laws of the State of Michigan. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the Holder. All notices and other communications from the Company to the Holder shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

         ISSUED this _____ day of __________, _____.

                                        THORN APPLE VALLEY, INC.


                                        By:_____________________________

                                           Its:_________________________

Accepted and agreed to:



By:__________________________

   Its:______________________

                                    EXHIBIT A


                               NOTICE OF EXERCISE

TO:      THORN APPLE VALLEY, INC.

         1.       The undersigned hereby:

                  / / elects to purchase ________________ non-voting common shares of Thorn Apple Valley, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, or

                  / / elects to exercise its net issuance rights pursuant to Section 5(b) of the attached Warrant with respect to non-voting common shares.

         2. Please issue a certificate or certificates representing said non-voting common shares in the name of the undersigned or in such other name as is specified below:


                                _________________________________
                                (Name)


                                _________________________________
                                (Address)


____________________________            ________________________________________
(Date)                                  (Name of Warrant Holder)


                                        By:    _________________________________

                                        Title: _________________________________
                                               (name of purchaser, and title and
                                               signature of authorized person)

                                    EXHIBIT B

               INVESTMENT SUITABILITY AND REPRESENTATION STATEMENT


         __________ Non-Voting Common Shares of Thorn Apple Valley, Inc.


         In connection with the purchase of the above-listed securities, the undersigned hereby represents to Thorn Apple Valley, Inc. (the "Company") as follows:

         Investment Representation.

         (a) The undersigned understands that the shares of stock to be received upon the exercise of the Warrant (the "Securities") at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

         (b) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) the Securities shall have been registered under the Act or (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and the Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) that the proposed transfer will not violate any of said laws.

         (c) The undersigned represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

         (d) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.


         Dated:____________________


                                      ______________________________________
                                      (Signature)

                                      ______________________________________
                                      (Typed or Printed Name)

                                      ______________________________________
                                      (Title)


                                       2